Exhibit 10.27.12
AMENDMENT NUMBER TEN TO THE

METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE

(Amended and Restated Effective April 1, 2014)

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE (the “Plan”) is hereby amended, effective January 1, 2021, as follows:

The definition of “Salary” in Section 1.4.17 is hereby amended to add the following paragraph at the end of the definition to read as follows:
“Notwithstanding anything to the contrary ,“Salary” shall under no circumstances include amounts received: (a) pursuant to the MetLife Carried Interests Program; or (b) pursuant to any compensation system or program where payments are made to an Employee because of direct or indirect services such Employee provides toward certain commingled funds managed by MetLife Investment Management (“MIM”) or any successor organization, where the payment itself for such services is based upon how much such MIM-managed commingled funds earns in profit or fees.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted this 23rd day of December 2020.

METLIFE GROUP, INC.

/s/ Andrew Bernstein______________
Andrew Bernstein, Plan Administrator

Witness: /s/ Karen Hinkson_________